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                                                                    Exhibit 10.7


                                ASSUMPTION OF THE
                           UCAR CARBON RETIREMENT PLAN
                             BY UCAR GRAPH-TECH INC.

                  1. Assumption by UCAR Graph-Tech Inc. Subject to the consent of UCAR Carbon Company Inc., and pursuant to a resolution by the Board of Directors of UCAR Graph-Tech Inc. ("Corporation") dated December 31, 1999, the Corporation does hereby adopt and assume, jointly and severally, the obligations of UCAR Carbon Company Inc. under the UCAR Carbon Retirement Plan ("Retirement Plan"), and the trust agreement, dated as of October 28, 1992, between UCAR Carbon Company Inc. and Mellon Bank, N.A. established in connection with the Retirement Plan ("Trust Agreement"), and hereby appoints UCAR Carbon Company Inc. as its agent and attorney in fact for all purposes with respect to the Retirement Plan and the Trust Agreement, including amending or terminating the Retirement Plan and Trust Agreement and giving or receiving notices, instructions, directions and other communications to the Trustee.

                     Signed this 31st day of December, 1999.


                                          UCAR GRAPH-TECH INC.


                                          By: /s/ John J. Wetula
                                              ---------------------------------